                                                                     EXHIBIT 1.1




FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED DECEMBER 1, 2000


Available Amount to Note Holders:                                                                       5,835,144.96

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)         Initial Unpaid Amounts inadvertantly deposited in Collection Account                                  --
(ii)        Indemnity Payments paid inadvertantly deposited in Collection Account                                 --
(iii)       Aggregate of:
            (a) Unreimbursed Servicer Advances                                                             38,107.66
            (b) Servicer Fees from current and prior Collection Period                                     47,211.87
            (c) Servicing Charges inadvertantly deposited in Collection Account                                   --
(iv)        Premium Amount due on Payment Date and unpaid Premium Amounts                                  11,644.00
(v)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                       416.67
(vi)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                         --
(vii)       Class A-1 through A-4 Note Interest on a pari passu basis:
            Class A-1 Note Interest                                                                               --
            Class A-2 Note Interest                                                                               --
            Class A-3 Note Interest                                                                       132,246.99
            Class A-4 Note Interest                                                                       331,522.69

(viii)      Class B-1 Note Interest                                                                        13,271.27
(ix)        Class B-2 Note Interest                                                                         8,597.40
(x)         Class B-3 Note Interest                                                                        11,286.00
(xi)        Class A Base Principal Distribution Amount plus Class A Overdue Principal
            Class A-1 Principal Distribution Amount                                                               --
            Class A-2 Principal Distribution Amount                                                               --
            Class A-3 Principal Distribution Amount                                                     4,854,508.72
            Class A-4 Principal Distribution Amount                                                               --
(xii)       Note Insuer Reimbursement Amount                                                                      --
(xiii)      Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal                 105,532.80
(xiv)       Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal                  52,766.39
(xv)        Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal                 105,532.80
(xvi)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                         --
(xvii)      Other Amounts Due Servicer under Servicing Agreement                                                  --
(xviii)     Remaining Amount to Residual Holder                                                           122,499.69


            Reviewed By:



            --------------------------------------
            Sandy B. Ho
            Executive Vice President & CFO

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED DECEMBER 1, 2000





                   Initial          Beginning          Base           Additional        Total           Ending           Ending
                  Principal         Principal        Principal        Principal       Principal        Principal      Certificate
   Class           Balance           Balance       Distribution     Distribution     Distribution       Balance          Factor
-------------   --------------   --------------   --------------   --------------   --------------  ---------------  --------------
Class A-1        70,687,140.00               --               --               --               --               --       0.0000000
Class A-2        53,856,869.00               --               --               --               --               --       0.0000000
Class A-3        52,510,447.00    29,118,604.18     4,854,508.72               --     4,854,508.72    24,264,095.46       0.4620813
Class A-4        70,687,140.00    70,687,140.00               --               --               --    70,687,140.00       1.0000000
                --------------   --------------   --------------   --------------   --------------  ---------------  --------------
Total Class A   247,741,596.00    99,805,744.18     4,854,508.72               --     4,854,508.72    94,951,235.46       0.3832672
Class B-1         5,385,687.00     2,169,690.14       105,532.80               --       105,532.80     2,064,157.34       0.3832672
Class B-2         2,692,843.00     1,084,844.87        52,766.39               --        52,766.39     1,032,078.48       0.3832672
Class B-3         5,385,687.00     2,169,690.15       105,532.80               --       105,532.80     2,064,157.35       0.3832672
                --------------   --------------   --------------   --------------   --------------  ---------------
Total           261,205,813.00   105,229,969.34     5,118,340.71               --     5,118,340.71   100,111,628.63

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 2000


AVAILABLE FUNDS
     Collection Account balance, as of November 30, 2000                                      1,148,465.54
     Investment earnings on amounts in Collection Account                                         9,205.48
     Payments due Collection Account from last 3 business days of Collection Period           1,537,472.07
     Additional contribution for terminated trade-ups and rebooked leases                               --
     Servicer Advance on current Determination Date                                           3,140,001.87
                                                                                             -------------
     Available Funds on Payment Date                                                          5,835,144.96
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                    --
                                                                                             -------------
REMAINING AVAILABLE FUNDS                                                                     5,835,144.96
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                   --
                                                                                             -------------
REMAINING AVAILABLE FUNDS                                                                     5,835,144.96
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                          38,107.66
     Unreimbursed Servicer Advances paid                                                         38,107.66
                                                                                             -------------
     Unreimbursed Servicer Advances remaining unpaid                                                    --
                                                                                             -------------
REMAINING AVAILABLE FUNDS                                                                     5,797,037.30
SERVICER FEES
     Servicer Fees due                                                                           47,211.87
     Servicer Fees paid                                                                          47,211.87
                                                                                             -------------
     Servicer Fees remaining unpaid                                                                     --
                                                                                             -------------
REMAINING AVAILABLE FUNDS                                                                     5,749,825.43
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                          --
                                                                                             -------------
REMAINING AVAILABLE FUNDS                                                                     5,749,825.43
PREMIUM AMOUNT
     Premium Amount due                                                                          11,644.00
     Premium Amount paid                                                                         11,644.00
                                                                                             -------------
     Premium Amount remaining unpaid                                                                    --
                                                                                             -------------
REMAINING AVAILABLE FUNDS                                                                     5,738,181.42
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                      416.67
     Indenture Trustee Fee paid                                                                     416.67
                                                                                             -------------
     Indenture Trustee Fee remaining unpaid                                                             --
                                                                                             -------------
REMAINING AVAILABLE FUNDS                                                                     5,737,764.76
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                               --
     Cap on Indenture Trustee Expenses per 7.07(a)(ii)                                           75,000.00
                                                                                             -------------
     Total Indenture Trustee Expenses paid                                                              --
                                                                                             -------------
     Indenture Trustee Expenses unpaid                                                                  --

REMAINING AVAILABLE FUNDS                                                                     5,737,764.76
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                            --
     Class A-2 Note Interest                                                                            --
     Class A-3 Note Interest                                                                    132,246.99
     Class A-4 Note Interest                                                                    331,522.69
                                                                                             -------------
     Total Class A Interest due                                                                 463,769.68
                                                                                             -------------
REMAINING AVAILABLE FUNDS                                                                     5,273,995.07

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 2000


CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                                 13,271.27
     Class B-1 Note Interest paid                                                                13,271.27
                                                                                             -------------
     Class B-1 Note Interest remaining unpaid                                                           --
                                                                                             -------------
REMAINING AVAILABLE FUNDS                                                                     5,260,723.80
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                                  8,597.40
     Class B-2 Note Interest paid                                                                 8,597.40
                                                                                             -------------
     Class B-2 Note Interest remaining unpaid                                                           --
                                                                                             -------------
REMAINING AVAILABLE FUNDS                                                                     5,252,126.41
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                                 11,286.00
     Class B-3 Note Interest paid                                                                11,286.00
                                                                                             -------------
     Class B-3 Note Interest remaining unpaid                                                           --
                                                                                             -------------
REMAINING AVAILABLE FUNDS                                                                     5,240,840.40
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                           4,854,508.72
     Class A Note Principal Balance as of preceding Payment Date                             99,805,744.18
                                                                                             -------------
     Class A Base Principal Distribution Amount paid                                          4,854,508.72
                                                                                             -------------
     Class A Base Principal Distribution Amount remaining unpaid                                        --

     Class A-1 Note Principal Balance as of preceding Payment Date                                      --
     Class A-1 Base Principal Distribution Amount paid                                                  --
                                                                                             -------------
     Class A-1 Note Principal Balance after distribution on Payment Date                                --
                                                                                             -------------

     Remaining Class A Base Principal Distribution Amount                                     4,854,508.72
                                                                                             -------------

     Class A-2 Note Principal Balance as of preceding Payment Date                                      --
     Class A-2 Base Principal Distribution Amount paid                                                  --
                                                                                             -------------
     Class A-2 Note Principal Balance after distribution on Payment Date                                --

     Remaining Class A Base Principal Distribution Amount                                     4,854,508.72
                                                                                             -------------

     Class A-3 Note Principal Balance as of preceding Payment Date                           29,118,604.18
     Class A-3 Base Principal Distribution Amount paid                                        4,854,508.72
                                                                                             -------------
     Class A-3 Note Principal Balance after distribution on Payment Date                     24,264,095.46

     Remaining Class A Base Principal Distribution Amount                                               --
                                                                                             -------------

     Class A-4 Note Principal Balance as of preceding Payment Date                           70,687,140.00
     Class A-4 Base Principal Distribution Amount paid                                                  --
                                                                                             -------------
     Class A-4 Note Principal Balance after distribution on Payment Date                     70,687,140.00

REMAINING AVAILABLE FUNDS                                                                       386,331.68

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 2000


NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insurer Reimbursement Amount due                                                              --
     Note Insurer Reimbursement Amount paid                                                             --
                                                                                             -------------
     Note Insurer Reimbursement Amount remaining unpaid                                                 --
REMAINING AVAILABLE FUNDS                                                                       386,331.68

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                            2,169,690.14
     Class B-1 Base Principal Distribution due                                                  105,532.80
     Class B-1 Base Principal Distribution paid                                                 105,532.80
                                                                                             -------------
     Class B-1 Base Principal Distribution remaining unpaid                                             --
     Class B-1 Note Principal Balance after distribution on Payment Date                      2,064,157.34

REMAINING AVAILABLE FUNDS                                                                       280,798.88

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                            1,084,844.87
     Class B-2 Base Principal Distribution due                                                   52,766.39
     Class B-2 Base Principal Distribution paid                                                  52,766.39
                                                                                             -------------
     Class B-2 Base Principal Distribution remaining unpaid                                             --
     Class B-2 Note Principal Balance after distribution on Payment Date                      1,032,078.48
REMAINING AVAILABLE FUNDS                                                                       228,032.49
CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                            2,169,690.15
     Class B-3 Base Principal Distribution due                                                  105,532.80
     Class B-3 Base Principal Distribution paid                                                 105,532.80
                                                                                             -------------
     Class B-3 Base Principal Distribution remaining unpaid                                             --
     Class B-3 Note Principal Balance after distribution on Payment Date                      2,064,157.35
REMAINING AVAILABLE FUNDS                                                                       122,499.69
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                        --
     Remaining Indenture Trustee Expenses paid                                                          --
                                                                                             -------------
     Remaining Indenture Trustee Expenses unpaid                                                        --
REMAINING AVAILABLE FUNDS                                                                       122,499.69
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                           --
     Other Amounts Due Servicer under Servicing Agreement paid                                          --
                                                                                             -------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                              --
REMAINING AVAILABLE FUNDS                                                                       122,499.69
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                               122,499.69

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED DECEMBER 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                      113,308,499.34
      ADCPB, end of Collection Period                                            108,190,158.63
                                                                                 --------------
      Base Principal Amount                                                        5,118,340.71

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period              2,746,131.84
      Servicing Advances collected during the current Collection Period            2,708,024.18
                                                                                 --------------
      Unreimbursed Servicing Advances as of current Determination Date                38,107.66

CALCULATION OF INTEREST DUE

                   Beginning                                        Current                                        Total
                   Principal               Interest                 Interest               Overdue               Interest
  Class             Balance                  Rate                     Due                  Interest                 Due
---------       ----------------        ----------------        ----------------       ----------------       ----------------
Class A-1                     --                  5.2150%                     --                     --                     --
Class A-2                     --                  5.4900%                     --                     --                     --
Class A-3          29,118,604.18                  5.4500%             132,246.99                     --             132,246.99
Class A-4          70,687,140.00                  5.6280%             331,522.69                     --             331,522.69
Class B-1           2,169,690.14                  7.3400%              13,271.27                     --              13,271.27
Class B-2           1,084,844.87                  9.5100%               8,597.40                     --               8,597.40
Class B-3           2,169,690.15                  6.2420%              11,286.00                     --              11,286.00
                ----------------        ----------------        ----------------       ----------------       ----------------
                  105,229,969.34                  5.6667%             496,924.35                     --             496,924.35

CALCULATION OF PRINCIPAL DUE

                      Base                Base                                   Total
                   Principal            Principal           Overdue            Principal
  Class           Amount Pct.            Amount            Principal              Due
---------       -------------        -------------       -------------       -------------
Class A                94.845%        4,854,508.72                  --        4,854,508.72
Class B-1               2.062%          105,532.80                  --          105,532.80
Class B-2               1.031%           52,766.39                  --           52,766.39
Class B-3               2.062%          105,532.80                  --          105,532.80
                                     -------------       -------------       -------------
                                      5,118,340.71                  --        5,118,340.71


CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                            113,308,499.34
      Servicer Fee Rate                                                                          0.500%
      One-twelfth                                                                                 1/12
                                                                                       ---------------
      Servicer Fee due current period                                                        47,211.87
      Prior Servicer Fee arrearage                                                                  --
                                                                                       ---------------
      Servicer Fee due                                                                       47,211.87

CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period         99,805,744.18
      Premium Rate                                                                               0.140%
      One-twelfth                                                                                 1/12
                                                                                       ---------------
      Premium Amount due Current Period                                                      11,644.00
      Prior Premium Amount arrearage                                                                --
                                                                                       ---------------
      Total Premium Amount due                                                               11,644.00

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                  416.67

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED DECEMBER 1, 2000


      Prior Indenture Trustee Fee arrearage                                                         --
                                                                                       ---------------
      Total Indenture Trustee Fee due                                                           416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                --
      Prior Indenture Trustee Expenses arrearage                                                    --
                                                                                       ---------------
      Total Indenture Trustee Expenses due                                                          --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                         --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                        --
                                                                                       ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                    --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED DECEMBER 1, 2000





RESTRICTING EVENT DETERMINATION:
                                                                                                                 Yes/No
                                                                                                                 ------
     A) Event of Servicer Termination (Yes/No)                                                                     No
     B) Note Insuer has Made a Payment (Yes/No)                                                                    No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                               No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                            No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE
                                                                                                                 Yes/No
                                                                                                                 ------

A) Failure to distribute to the Noteholders all or part of any payment of
Interest required to be made under the terms of such Notes or the Indenture when
due; and,                                                                                                          No

B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection
Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the
Class A-3 Maturity Date, the Class A-4 Maturity Date, the Class B-1 Maturity
Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes,
Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2
Notes, or Class B-3 Notes, as the case may be.                                                                     No


EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

     Section                                               Event                                                 Yes/No
     ----------  ----------------------------------------------------------------------------                    ------
     6.01(i)     Failure to make payment required                                                                  No
     6.01(ii)    Failure to submit Monthly Statement                                                               No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                               No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                     No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                                No
     6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn
                 or dismissed within 60 days                                                                       No
     6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                         No
     6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement has occurred.                      No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED DECEMBER 1, 2000


Gross Charge Event Calculation:

                                                                                                 Result
                                                                                                 ------
    Gross Charge Off Ratio Current Period                                                         (0.14)%
    Gross Charge Off Ratio Prior Period                                                           (0.18)%
    Gross Charge Off Ratio Second Prior Period                                                     1.87%
                                                                                                 ------
    Average of Gross Charge Off Ratio for Three Periods                                            0.52%
    Maximum Allowed                                                                                2.50%

    Gross Charge Off Ratio:

                             ADCPB of                                                                      Gross Charge Off Ratio
                          All Defaulted             Less                                   End of Month        Charge Offs/
                            Contracts            Recoveries           Charge Offs             ADCPB                 ADCPB
                          --------------       --------------       --------------        --------------   ----------------------
Current Period                  2,666.80            15,278.67           (12,611.87)       108,190,158.63                (0.14)%
Prior Period                    1,928.87            18,633.63           (16,704.76)       113,308,499.34                (0.18)%
Second Prior Period           246,495.01            61,558.94           184,936.07        118,718,825.67                 1.87%


Delinquency Event Calculation:

                                                                                                Results
                                                                                                -------
    Delinquency Trigger Ratio Current Period                                                       4.58%
    Delinquency Trigger Ratio Prior Period                                                         4.05%
    Delinquency Trigger Ratio Second Prior Period                                                  4.30%
                                                                                                -------
    Average of Delinquency Trigger Ratios                                                          4.31%
    Maximum Allowed                                                                                7.50%

    Delinquency Trigger Ratio:

                                A                    B                     A/B
                        ------------------    ---------------      -------------------
                             ADCPB of            ADCPB of
                        Contract > 30 Days     All Contracts       Delinquency Trigger
                             Past Due         As of Month-End            Ratio:
                        ------------------    ---------------      -------------------
Current Period              5,061,654.77       110,551,668.51             4.58%
Prior Period                4,668,481.60       115,390,066.91             4.05%
Second Prior Period         5,107,775.41       118,718,825.67             4.30%

                             ADCPB        Delinquency Ratio
                          -----------     -----------------
Current                   105,490,014             95.42%
31-60 Days Past Due         2,500,951              2.26%
61-90 Days Past Due         1,013,439              0.92%
91+ Days Past Due           1,547,266              1.40%
                          -----------       -----------
TOTAL                     110,551,669            100.00%

Substitution Limits

ADCPB as of Cut-Off Date                       269,284,343.00
Maximum Substitution (10% of Initial)           26,928,434.30

Prior month Cumulative ADCPB Substituted         5,731,775.35
Current month ADCPB Substituted                    157,092.78
                                               --------------
Cumulative ADCPB Substituted                     5,888,868.13

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED DECEMBER 1, 2000


Available Amount to Note Holders:                                                                       6,742,981.06

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)         Initial Unpaid Amounts inadvertently deposited in Collection Account                                  --
(ii)        Indemnity Payments paid inadvertently deposited in Collection Account                                 --
(iii)       Aggregate of:
               (a) Unreimbursed Servicer Advances                                                          77,709.78
               (b) Servicer Fees from current and prior Collection Period                                  62,387.99
               (c) Servicing Charges inadvertently deposited in Collection Account                                --
(iv)        Premium Amount due on Payment Date and unpaid Premium Amounts                                  19,393.54
(v)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                       416.67
(vi)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                         --
(vii)          Class A-1 through A-4 Note Interest on a pari passu basis:
               Class A-1 Note Interest                                                                            --
               Class A-2 Note Interest                                                                      3,614.37
               Class A-3 Note Interest                                                                    221,916.32
               Class A-4 Note Interest                                                                    401,672.54

(viii)      Class B-1 Note Interest                                                                        15,924.38
(ix)        Class B-2 Note Interest                                                                        12,033.63
(x)         Class B-3 Note Interest                                                                         9,528.13
(xi)        Class A Base Principal Distribution Amount plus Class A Overdue Principal
               Class A-1 Principal Distribution Amount                                                            --
               Class A-2 Principal Distribution Amount                                                    795,824.97
               Class A-3 Principal Distribution Amount                                                  4,696,061.92
               Class A-4 Principal Distribution Amount                                                            --
(xii)       Note Insurer Reimbursement Amount                                                                     --
(xiii)      Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal                 119,388.86
(xiv)       Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal                  59,694.43
(xv)        Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal                  74,618.03
(xvi)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                         --
(xvii)      Other Amounts Due Servicer under Servicing Agreement                                                  --
(xviii)     Remaining Amount to Residual Holder                                                           172,795.52


            Reviewed By:



            ----------------------------------------------
            Sandy B. Ho
            Executive Vice President  & CFO

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED DECEMBER 1, 2000





                      Initial         Beginning          Base           Additional        Total            Ending          Ending
                     Principal        Principal        Principal         Principal       Principal        Principal      Certificate
   Class              Balance          Balance        Distribution     Distribution     Distribution       Balance         Factor
-------------      --------------   --------------   --------------   --------------   --------------   --------------   -----------
Class A-1           70,688,994.00               --               --               --               --               --     0.0000000
Class A-2           57,258,085.00       795,824.97       795,824.97               --       795,824.97               --     0.0000000
Class A-3           48,068,516.00    48,068,516.00     4,696,061.92               --     4,696,061.92    43,372,454.08     0.9023048
Class A-4           84,119,903.00    84,119,903.00               --               --               --    84,119,903.00     1.0000000
                   --------------   --------------   --------------   --------------   --------------   --------------   -----------
   Total Class A   260,135,498.00   132,984,243.97     5,491,886.89               --     5,491,886.89   127,492,357.08     0.4900998
Class B-1            5,655,120.00     2,890,962.07       119,388.86               --       119,388.86     2,771,573.21     0.4900998
Class B-2            2,827,560.00     1,445,481.03        59,694.43               --        59,694.43     1,385,786.61     0.4900998
Class B-3            3,534,450.00     1,806,851.29        74,618.03               --        74,618.03     1,732,233.26     0.4900998
                   --------------   --------------   --------------   --------------   --------------   --------------
   Total           272,152,628.00   139,127,538.37     5,745,588.21               --     5,745,588.21   133,381,950.16

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 2000


AVAILABLE FUNDS
     Collection Account balance, as of November 30, 2000                                         216,014.23
     Investment earnings on amounts in Collection Account                                          9,135.40
     Payments due Collection Account from last 3 business days of Collection Period            1,862,455.41
     Additional contribution for terminated trade-ups and rebooked leases                                --
     Servicer Advance on current Determination Date                                            4,655,376.02
                                                                                             --------------
     Available Funds on Payment Date                                                           6,742,981.06
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                     --
                                                                                             --------------
REMAINING AVAILABLE FUNDS                                                                      6,742,981.06
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                    --
                                                                                             --------------
REMAINING AVAILABLE FUNDS                                                                      6,742,981.06
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                           77,709.78
     Unreimbursed Servicer Advances paid                                                          77,709.78
                                                                                             --------------
     Unreimbursed Servicer Advances remaining unpaid                                                     --
                                                                                             --------------
REMAINING AVAILABLE FUNDS                                                                      6,665,271.28
SERVICER FEES
     Servicer Fees due                                                                            62,387.99
     Servicer Fees paid                                                                           62,387.99
                                                                                             --------------
     Servicer Fees remaining unpaid                                                                      --
                                                                                             --------------
REMAINING AVAILABLE FUNDS                                                                      6,602,883.29
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                           --
                                                                                             --------------
REMAINING AVAILABLE FUNDS                                                                      6,602,883.29
PREMIUM AMOUNT
     Premium Amount due                                                                           19,393.54
     Premium Amount paid                                                                          19,393.54
                                                                                             --------------
     Premium Amount remaining unpaid                                                                     --
                                                                                             --------------
REMAINING AVAILABLE FUNDS                                                                      6,583,489.75
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                       416.67
     Indenture Trustee Fee paid                                                                      416.67
                                                                                             --------------
     Indenture Trustee Fee remaining unpaid                                                              --
                                                                                             --------------
REMAINING AVAILABLE FUNDS                                                                      6,583,073.09

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 2000


REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                                --
     Cap on Indenture Trustee Expenses per 7.07(a)(ii)                                            75,000.00
                                                                                             --------------
     Total Indenture Trustee Expenses paid                                                               --
                                                                                             --------------
     Indenture Trustee Expenses unpaid                                                                   --

REMAINING AVAILABLE FUNDS                                                                      6,583,073.09
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                             --
     Class A-2 Note Interest                                                                       3,614.37
     Class A-3 Note Interest                                                                     221,916.32
     Class A-4 Note Interest                                                                     401,672.54
                                                                                             --------------
     Total Class A Interest due                                                                  627,203.22
                                                                                             --------------
REMAINING AVAILABLE FUNDS                                                                      5,955,869.86
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                                  15,924.38
     Class B-1 Note Interest paid                                                                 15,924.38
                                                                                             --------------
     Class B-1 Note Interest remaining unpaid                                                            --
                                                                                             --------------
REMAINING AVAILABLE FUNDS                                                                      5,939,945.48
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                                  12,033.63
     Class B-2 Note Interest paid                                                                 12,033.63
                                                                                             --------------
     Class B-2 Note Interest remaining unpaid                                                            --
                                                                                             --------------
REMAINING AVAILABLE FUNDS                                                                      5,927,911.85
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                                   9,528.13
     Class B-3 Note Interest paid                                                                  9,528.13
                                                                                             --------------
     Class B-3 Note Interest remaining unpaid                                                            --
                                                                                             --------------
REMAINING AVAILABLE FUNDS                                                                      5,918,383.72
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                            5,491,886.89
     Class A Note Principal Balance as of preceding Payment Date                             132,984,243.97
                                                                                             --------------
     Class A Base Principal Distribution Amount paid                                           5,491,886.89
                                                                                             --------------
     Class A Base Principal Distribution Amount remaining unpaid                                         --

     Class A-1 Note Principal Balance as of preceding Payment Date                                       --
     Class A-1 Base Principal Distribution Amount paid                                                   --
                                                                                             --------------
     Class A-1 Note Principal Balance after distribution on Payment Date                                 --

     Remaining Class A Base Principal Distribution Amount                                      5,491,886.89
                                                                                             --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 2000


     Class A-2 Note Principal Balance as of preceding Payment Date                               795,824.97
     Class A-2 Base Principal Distribution Amount paid                                           795,824.97
                                                                                             --------------
     Class A-2 Note Principal Balance after distribution on Payment Date                                 --

     Remaining Class A Base Principal Distribution Amount                                      4,696,061.92
                                                                                             --------------

     Class A-3 Note Principal Balance as of preceding Payment Date                            48,068,516.00
     Class A-3 Base Principal Distribution Amount paid                                         4,696,061.92
                                                                                             --------------
     Class A-3 Note Principal Balance after distribution on Payment Date                      43,372,454.08

     Remaining Class A Base Principal Distribution Amount                                                --
                                                                                             --------------

     Class A-4 Note Principal Balance as of preceding Payment Date                            84,119,903.00
     Class A-4 Base Principal Distribution Amount paid                                                   --
                                                                                             --------------
     Class A-4 Note Principal Balance after distribution on Payment Date                      84,119,903.00

REMAINING AVAILABLE FUNDS                                                                        426,496.83

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insuer Reimbursement Amount due                                                                --
     Note Insuer Reimbursement Amount paid                                                               --
                                                                                             --------------
     Note Insuer Reimbursement Amount remaining unpaid                                                   --
REMAINING AVAILABLE FUNDS                                                                        426,496.83

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                             2,890,962.07
     Class B-1 Base Principal Distribution due                                                   119,388.86
     Class B-1 Base Principal Distribution paid                                                  119,388.86
                                                                                             --------------
     Class B-1 Base Principal Distribution remaining unpaid                                              --
     Class B-1 Note Principal Balance after distribution on Payment Date                       2,771,573.21

REMAINING AVAILABLE FUNDS                                                                        307,107.98

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                             1,445,481.03
     Class B-2 Base Principal Distribution due                                                    59,694.43
     Class B-2 Base Principal Distribution paid                                                   59,694.43
                                                                                             --------------
     Class B-2 Base Principal Distribution remaining unpaid                                              --
     Class B-2 Note Principal Balance after distribution on Payment Date                       1,385,786.61
REMAINING AVAILABLE FUNDS                                                                        247,413.55

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 2000


CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                             1,806,851.29
     Class B-3 Base Principal Distribution due                                                    74,618.03
     Class B-3 Base Principal Distribution paid                                                   74,618.03
                                                                                             --------------
     Class B-3 Base Principal Distribution remaining unpaid                                              --
     Class B-3 Note Principal Balance after distribution on Payment Date                       1,732,233.26
REMAINING AVAILABLE FUNDS                                                                        172,795.52
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                         --
     Remaining Indenture Trustee Expenses paid                                                           --
                                                                                             --------------
     Remaining Indenture Trustee Expenses unpaid                                                         --
REMAINING AVAILABLE FUNDS                                                                        172,795.52
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                            --
     Other Amounts Due Servicer under Servicing Agreement paid                                           --
                                                                                             --------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                               --
REMAINING AVAILABLE FUNDS                                                                        172,795.52
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                172,795.52

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED DECEMBER 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                      149,731,176.46
      ADCPB, end of Collection Period                                            143,985,588.25
                                                                                 --------------
      Base Principal Amount                                                        5,745,588.21

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period              4,197,971.45
      Servicing Advances collected during the current Collection Period            4,120,261.67
                                                                                 --------------
      Unreimbursed Servicing Advances as of current Determination Date                77,709.78

CALCULATION OF INTEREST DUE

                  Beginning                                   Current                                    Total
                  Principal             Interest             Interest             Overdue              Interest
  Class            Balance                Rate                  Due               Interest                Due
---------     ----------------      ----------------      ----------------     ----------------     ----------------
Class A-1                   --                4.9670%                   --                   --                   --
Class A-2           795,824.97                5.4500%             3,614.37                   --             3,614.37
Class A-3        48,068,516.00                5.5400%           221,916.32                   --           221,916.32
Class A-4        84,119,903.00                5.7300%           401,672.54                   --           401,672.54
Class B-1         2,890,962.07                6.6100%            15,924.38                   --            15,924.38
Class B-2         1,445,481.03                9.9900%            12,033.63                   --            12,033.63
Class B-3         1,806,851.29                6.3280%             9,528.13                   --             9,528.13
              ----------------      ----------------      ----------------     ----------------     ----------------
                139,127,538.37                5.7331%           664,689.37                   --           664,689.37

CALCULATION OF PRINCIPAL DUE

                   Base               Base                               Total
                 Principal          Principal         Overdue          Principal
  Class         Amount Pct.          Amount          Principal            Due
---------     -------------      -------------     -------------     -------------
Class A              95.584%      5,491,886.89                --      5,491,886.89
Class B-1             2.078%        119,388.86                --        119,388.86
Class B-2             1.039%         59,694.43                --         59,694.43
Class B-3             1.299%         74,618.03                --         74,618.03
                                 -------------     -------------     -------------
                                  5,745,588.21                --      5,745,588.21

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                               149,731,176.46
      Servicer Fee Rate                                                                             0.500%
      One-twelfth                                                                                    1/12
                                                                                          ---------------
      Servicer Fee due current period                                                           62,387.99
      Prior Servicer Fee arrearage                                                                     --
                                                                                          ---------------
      Servicer Fee due                                                                          62,387.99

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED DECEMBER 1, 2000


CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period           132,984,243.97
      Premium Rate                                                                                  0.175%
      One-twelfth                                                                                    1/12
                                                                                          ---------------
      Premium Amount due Current Period                                                         19,393.54
      Prior Premium Amount arrearage                                                                   --
                                                                                          ---------------
      Total Premium Amount due                                                                  19,393.54

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                     416.67
      Prior Indenture Trustee Fee arrearage                                                            --
                                                                                          ---------------
      Total Indenture Trustee Fee due                                                              416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                   --
      Prior Indenture Trustee Expenses arrearage                                                       --
                                                                                          ---------------
      Total Indenture Trustee Expenses due                                                             --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                            --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                           --
                                                                                          ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                       --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED DECEMBER 1, 2000





RESTRICTING EVENT DETERMINATION:
                                                                                                                      Yes/No
                                                                                                                      ------
     A) Event of Servicer Termination (Yes/No)                                                                          No
     B) Note Insuer has Made a Payment (Yes/No)                                                                         No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                                    No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                                 No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE
                                                                                                                      Yes/No
                                                                                                                      ------

     A) Failure to distribute to the Noteholders all or part of any payment of
     Interest required to be made under the terms of such Notes or the Indenture
     when due; and,                                                                                                     No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
     Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2
     Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity Date, the
     Class B-1 Maturity Date, the Class B-2 Maturity Date, or the Class B-3
     Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
     Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes, as the case
     may be.                                                                                                            No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

      Section                                     Event                                                               Yes/No
     ----------  ----------------------------------------------------------------------------                         ------
     6.01(i)     Failure to make payment required                                                                       No
     6.01(ii)    Failure to submit Monthly Statement                                                                    No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                                    No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                          No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                                     No
     6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn
                 or dismissed within 60 days                                                                            No
     6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                              No
     6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement has occurred.                           No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED DECEMBER 1, 2000


Gross Charge Event Calculation:

                                                                                                            Result
                                                                                                            ------
    Gross Charge Off Ratio Current Period                                                                   (0.10)%
    Gross Charge Off Ratio Prior Period                                                                      0.05%
    Gross Charge Off Ratio Second Prior Period                                                               3.75%
                                                                                                            ------
    Average of Gross Charge Off Ratio for Three Periods                                                      1.23%
    Maximum Allowed                                                                                          2.50%

    Gross Charge Off Ratio:

                            ADCPB of                                                              Gross Charge Off Ratio
                         All Defaulted          Less                               End of Month        Charge Offs/
                           Contracts         Recoveries         Charge Offs           ADCPB               ADCPB
                        --------------     --------------     --------------      --------------  ----------------------
Current Period               56,843.76          68,537.26         (11,693.50)     143,985,588.25              (0.10)%
Prior Period                 10,842.15           4,393.82           6,448.33      149,731,176.46               0.05%
Second Prior Period         588,408.88         101,164.13         487,244.75      155,953,240.15               3.75%


Delinquency Event Calculation:

                                                                                                            Results
                                                                                                            -------
    Delinquency Trigger Ratio Current Period                                                                 4.51%
    Delinquency Trigger Ratio Prior Period                                                                   4.17%
    Delinquency Trigger Ratio Second Prior Period                                                            3.64%
                                                                                                             -----
    Average of Delinquency Trigger Ratios                                                                    4.11%
    Maximum Allowed                                                                                          7.50%

    Delinquency Trigger Ratio:

                                    A                     B                  A/B
                            ------------------     ---------------    -------------------
                                  ADCPB of            ADCPB of
                            Contract > 30 Days      All Contracts     Delinquency Trigger
                                 Past Due          As of Month-End         Ratio:
                            ------------------     ---------------    -------------------
    Current Period              6,665,961.00       147,714,107.64                 4.51%
    Prior Period                6,380,506.46       152,926,530.27                 4.17%
    Second Prior Period         5,669,421.92       155,953,240.15                 3.64%

                                 ADCPB        Delinquency Ratio
                              -----------     -----------------
    Current                   141,048,147             95.49%
    31-60 Days Past Due         3,926,508              2.66%
    61-90 Days Past Due         1,274,635              0.86%
    91+ Days Past Due           1,464,818              0.99%
                              -----------       -----------
    TOTAL                     147,714,108            100.00%

Substitution Limits

    ADCPB as of Cut-Off Date                       226,204,781.43
    Maximum Substitution (10% of Initial)           22,620,478.14

    Prior month Cumulative ADCPB Substituted        18,116,170.03
    Current month ADCPB Substituted                    487,125.01
                                                   --------------
    Cumulative ADCPB Substituted                    18,603,295.04

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED DECEMBER 1, 2000


Available Amount to Note Holders:                                                                      3,800,909.67
Reserve Account balance, beginning                                                                     1,751,034.78

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)        Initial Unpaid Amounts inadvertantly deposited in Collection Account                                  --
(ii)       Indemnity Payments paid inadvertantly deposited in Collection Account                                 --
(iii)      Aggregate of:
           (a) Unreimbursed Servicer Advances                                                              6,308.84
           (b) Servicer Fees from current and prior Collection Period                                     53,923.11
           (c) Servicing Charges inadvertantly deposited in Collection Account                                   --
(iv)       Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                       416.67
(v)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                         --

(vi)       Class A-1 through A-4 Note Interest on a pari passu basis:
            Class A-1 Note Interest                                                                              --
            Class A-2 Note Interest                                                                      104,910.64
            Class A-3 Note Interest                                                                      105,098.57
            Class A-4 Note Interest                                                                      360,555.57
(vii)      Class B Note Interest                                                                          75,090.08
(viii)     Class C Note Interest                                                                          55,968.19
(ix)       Class D Note Interest                                                                          17,085.58

(x)        Class A Base Principal Distribution Amount
            Class A-1 Principal Distribution Amount                                                              --
            Class A-2 Principal Distribution Amount                                                    2,433,800.18
            Class A-3 Principal Distribution Amount                                                              --
            Class A-4 Principal Distribution Amount                                                              --
(xi)       Class B Base Principal Distribution Amount                                                    230,023.80
(xii)      Class C Base Principal Distribution Amount                                                    155,822.57
(xiii)     Class D Base Principal Distribution Amount                                                     37,100.61
(xv)       Class E Note Interest                                                                          12,631.02
(xvi)      Class E Principal Distribution Amount                                                          40,068.66
(xviii)    Reserve Account Reimbursement/(Withdrawal)                                                            --
(xix)      Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                         --
(xx)       Remaining Amount to Residual Holder                                                           112,105.58


Reserve Account balance, ending                                                                        1,751,034.78

Disbursements from Reserve Account:
           Interest earned on Reserve Account to Residual Holder                                           9,332.03

           Reviewed By:



           ----------------------------------------------------------
           SANDY B. HO
           EXECUTIVE VICE PRESIDENT & CFO

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 2000


AVAILABLE FUNDS
     Collection Account balance, as of November 30, 2000                                          20,875.03
     Investment earnings on amounts in Collection Account                                          5,329.62
     Payments due Collection Account from last 3 business days of Collection Period            1,133,530.72
     Additional contribution for terminated trade-ups and rebooked leases                                --
     Servicer Advance on current Determination Date                                            2,641,174.30
                                                                                             --------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                           3,800,909.67
     Reserve Account balance                                                                   1,751,034.78
                                                                                             --------------
     TOTAL AVAILABLE FUNDS                                                                     5,551,944.45

Initial Unpaid Amounts inadvertently deposited in Collection Account                                     --
                                                                                             --------------
REMAINING AVAILABLE FUNDS                                                                      5,551,944.45

Indemnity Payments paid inadvertently deposited in Collection Account                                    --
                                                                                             --------------
REMAINING AVAILABLE FUNDS                                                                      5,551,944.45

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                            6,308.84
     Unreimbursed Servicer Advances paid                                                           6,308.84
                                                                                             --------------
     Unreimbursed Servicer Advances remaining unpaid                                                     --
                                                                                             --------------
REMAINING AVAILABLE FUNDS                                                                      5,545,635.61

SERVICER FEES
     Servicer Fees due                                                                            53,923.11
     Servicer Fees paid                                                                           53,923.11
                                                                                             --------------
     Servicer Fees remaining unpaid                                                                      --
                                                                                             --------------
REMAINING AVAILABLE FUNDS                                                                      5,491,712.50

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                           --
                                                                                             --------------
REMAINING AVAILABLE FUNDS                                                                      5,491,712.50

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                       416.67
     Indenture Trustee Fee paid                                                                      416.67
                                                                                             --------------
     Indenture Trustee Fee remaining unpaid                                                              --
                                                                                             --------------
REMAINING AVAILABLE FUNDS                                                                      5,491,295.83

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                                --
     Cap on Indenture Trustee Expenses per 7.07(a)(ii)                                           75,000.00
                                                                                             --------------
     Total Indenture Trustee Expenses paid                                                               --
                                                                                             --------------
     Indenture Trustee Expenses unpaid                                                                   --
REMAINING AVAILABLE FUNDS                                                                      5,491,295.83

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 2000


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                             --
     Class A-2 Note Interest                                                                     104,910.64
     Class A-3 Note Interest                                                                     105,098.57
     Class A-4 Note Interest                                                                     360,555.57
     Total Class A Interest due                                                                  570,564.77
                                                                                             --------------
REMAINING AVAILABLE FUNDS                                                                      4,920,731.06

CLASS B NOTE INTEREST
     Class B Note Interest due                                                                    75,090.08
     Class B Note Interest paid                                                                   75,090.08
                                                                                             --------------
     Class B Note Interest remaining unpaid                                                              --
                                                                                             --------------
REMAINING AVAILABLE FUNDS                                                                      4,845,640.98

CLASS C NOTE INTEREST
     Class C Note Interest due                                                                    55,968.19
     Class C Note Interest paid                                                                   55,968.19
                                                                                             --------------
     Class C Note Interest remaining unpaid                                                              --
                                                                                             --------------
REMAINING AVAILABLE FUNDS                                                                      4,789,672.79

CLASS D NOTE INTEREST
     Class D Note Interest due                                                                    17,085.58
     Class D Note Interest paid                                                                   17,085.58
                                                                                             --------------
     Class D Note Interest remaining unpaid                                                              --
                                                                                             --------------
REMAINING AVAILABLE FUNDS                                                                      4,772,587.21

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                            2,375,388.97
     Class A Note Principal Balance as of preceding Payment Date                             100,298,299.05
                                                                                             --------------
     Class A Base Principal Distribution Amount paid                                           2,375,388.97
                                                                                             --------------
     Class A Base Principal Distribution Amount remaining unpaid                                         --
     Class A-1 Note Principal Balance as of preceding Payment Date                                       --
     Class A-1 Base Principal Distribution Amount paid                                                   --
                                                                                             --------------
     Class A-1 Note Principal Balance after distribution                                                 --
                                                                                             --------------
     Remaining Class A Base Principal Distribution Amount                                      2,375,388.97
                                                                                             --------------
     Class A-2 Note Principal Balance as of preceding Payment Date                            19,488,044.05
     Class A-2 Base Principal Distribution Amount paid                                         2,375,388.97
                                                                                             --------------
     Class A-2 Note Principal Balance after distribution                                      17,112,655.07
     Remaining Class A Base Principal Distribution Amount                                                --
                                                                                             --------------
     Class A-3 Note Principal Balance as of preceding Payment Date                            18,823,624.00
     Class A-3 Base Principal Distribution Amount paid                                                   --
                                                                                             --------------
     Class A-3 Note Principal Balance after distribution                                      18,823,624.00
     Remaining Class A Base Principal Distribution Amount                                                --
                                                                                             --------------
     Class A-4 Note Principal Balance as of preceding Payment Date                            61,986,631.00
     Class A-4 Base Principal Distribution Amount paid                                                   --
                                                                                             --------------
     Class A-4 Note Principal Balance after distribution                                      61,986,631.00
REMAINING AVAILABLE FUNDS                                                                      2,397,198.23

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 2000


CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date                              12,377,485.10
     Class B Base Principal Distribution due                                                     224,503.23
     Class B Base Principal Distribution paid                                                    224,503.23
                                                                                             --------------
     Class B Base Principal Distribution remaining unpaid                                                --
     Class B Note Principal Balance after distribution on Payment Date                        12,152,981.87
REMAINING AVAILABLE FUNDS                                                                      2,172,695.01

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date                               8,384,748.07
     Class C Base Principal Distribution due                                                     152,082.83
     Class C Base Principal Distribution paid                                                    152,082.83
                                                                                             --------------
     Class C Base Principal Distribution remaining unpaid                                                --
     Class C Note Principal Balance after distribution on Payment Date                         8,232,665.24
REMAINING AVAILABLE FUNDS                                                                      2,020,612.18

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date                               1,996,368.02
     Class D Base Principal Distribution due                                                      36,210.20
     Class D Base Principal Distribution paid                                                     36,210.20
                                                                                             --------------
     Class D Base Principal Distribution remaining unpaid                                                --
     Class D Note Principal Balance after distribution on Payment Date                         1,960,157.82
REMAINING AVAILABLE FUNDS                                                                      1,984,401.98

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                                               --
     Class A-1 Reallocated Principal Distribution                                                        --
                                                                                             --------------
     Class A-1 Note Principal Balance after Reallocation                                                 --
Remaining Available Funds                                                                      1,984,401.98
                                                                                             --------------
     Class A-2 Note Principal Balance after Base Principal                                    17,112,655.07
     Class A-2 Reallocated Principal Distribution                                                        --
                                                                                             --------------
     Class A-2 Note Principal Balance after Reallocation                                      17,112,655.07
Remaining Available Funds                                                                      1,984,401.98
                                                                                             --------------
     Class A-3 Note Principal Balance after Base Principal                                    18,823,624.00
     Class A-3 Reallocated Principal Distribution                                                        --
                                                                                             --------------
     Class A-3 Note Principal Balance after Reallocation                                      18,823,624.00
Remaining Available Funds                                                                      1,984,401.98
                                                                                             --------------
     Class A-4 Note Principal Balance after Base Principal                                    61,986,631.00
     Class A-4 Reallocated Principal Distribution                                                        --
                                                                                             --------------
     Class A-4 Note Principal Balance after Reallocation                                      61,986,631.00
REMAINING AVAILABLE FUNDS                                                                      1,984,401.98

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                                      12,152,981.87
     Class B Reallocated Principal Distribution paid                                                     --
                                                                                             --------------
     Class B Note Principal Balance after Reallocation                                        12,152,981.87
REMAINING AVAILABLE FUNDS                                                                      1,984,401.98


FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 2000


CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                                       8,232,665.24
     Class C Reallocated Principal Distribution paid                                                     --
                                                                                             --------------
     Class C Note Principal Balance after Reallocation                                         8,232,665.24
REMAINING AVAILABLE FUNDS                                                                      1,984,401.98

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                                       1,960,157.82
     Class D Reallocated Principal Distribution paid                                                     --
     Class D Note Principal Balance after Reallocation                                         1,960,157.82
REMAINING AVAILABLE FUNDS                                                                      1,984,401.98

CLASS E NOTE INTEREST
     Class E Note Interest due                                                                    12,631.02
     Class E Note Interest paid                                                                   12,631.02
                                                                                             --------------
     Class E Note Interest remaining unpaid                                                              --
                                                                                             --------------
REMAINING AVAILABLE FUNDS                                                                      1,971,770.95

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date                               2,156,078.02
     Class E Base Principal Distribution due                                                      39,107.01
     Class E Base Principal Distribution paid                                                     39,107.01
                                                                                             --------------
     Class E Base Principal Distribution remaining unpaid                                                --
     Class E Note Principal Balance after distribution on Payment Date                         2,116,971.00
REMAINING AVAILABLE FUNDS                                                                      1,932,663.94

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                                       2,116,971.00
     Class E Reallocated Principal Distribution paid                                                     --
     Class E Note Principal Balance after Reallocation                                         2,116,971.00
REMAINING AVAILABLE FUNDS                                                                      1,932,663.94

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal                                        --
     Class A-1 Supplemental Principal Distribution                                                       --
                                                                                             --------------
     Class A-1 Note Principal Balance after Supplemental                                                 --
Remaining Available Funds                                                                      1,932,663.94
                                                                                             --------------
     Class A-2 Note Principal Balance after Reallocated Principal                             17,112,655.07
     Class A-2 Supplemental Principal Distribution                                                58,411.20
                                                                                             --------------
     Class A-2 Note Principal Balance after Supplemental                                      17,054,243.87
Remaining Available Funds                                                                      1,874,252.74
                                                                                             --------------
     Class A-3 Note Principal Balance after Reallocated Principal                             18,823,624.00
     Class A-3 Supplemental Principal Distribution                                                       --
                                                                                             --------------
     Class A-3 Note Principal Balance after Supplemental                                      18,823,624.00
Remaining Available Funds                                                                      1,874,252.74
                                                                                             --------------
     Class A-4 Note Principal Balance after Reallocated Principal                             61,986,631.00
     Class A-4 Supplemental Principal Distribution                                                       --
                                                                                             --------------
     Class A-4 Note Principal Balance after Supplemental                                      61,986,631.00
REMAINING AVAILABLE FUNDS                                                                      1,874,252.74

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 2000


CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal                               12,152,981.87
     Class B Supplemental Principal Distribution paid                                              5,520.57
                                                                                             --------------
     Class B Note Principal Balance after Supplemental                                        12,147,461.30
REMAINING AVAILABLE FUNDS                                                                      1,868,732.17

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal                                8,232,665.24
     Class C Supplemental Principal Distribution paid                                              3,739.74
                                                                                             --------------
     Class C Note Principal Balance after Supplemental                                         8,228,925.50
REMAINING AVAILABLE FUNDS                                                                      1,864,992.42

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal                                1,960,157.82
     Class D Supplemental Principal Distribution paid                                                890.41
                                                                                             --------------
     Class D Note Principal Balance after Supplemental                                         1,959,267.40
REMAINING AVAILABLE FUNDS                                                                      1,864,102.01

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal                                2,116,971.00
     Class E Supplemental Principal Distribution paid                                                961.65
                                                                                             --------------
     Class E Note Principal Balance after Supplemental                                         2,116,009.36
REMAINING AVAILABLE FUNDS                                                                      1,863,140.36

RESERVE FUND
     Required Reserve Fund Amount                                                              1,751,034.78
     Reserve Account Balance, Ending                                                           1,751,034.78
     Reserve Account Deposit/(Withdrawal)                                                              0.00
                                                                                             --------------
REMAINING AVAILABLE FUNDS                                                                        112,105.58

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                         --
     Remaining Indenture Trustee Expenses paid                                                           --
                                                                                             --------------
     Remaining Indenture Trustee Expenses unpaid                                                         --
REMAINING AVAILABLE FUNDS                                                                        112,105.58

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                       112,105.58

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED DECEMBER 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
     ADCPB, beginning of Collection Period                                            129,415,461.25
     ADCPB, end of Collection Period                                                  126,518,645.43
                                                                                     ---------------
     Base Principal Amount                                                              2,896,815.82

UNREIMBURSED SERVICING ADVANCES
     Unreimbursed Servicing Advances from previous Collection Period                    2,241,237.73
     Servicing Advances collected during the current Collection Period                  2,234,928.89
                                                                                     ---------------
     Unreimbursed Servicing Advances as of current Determination Date                       6,308.84



CALCULATION OF SERVICER FEE
     ADCPB as of the prior Calculation Date                                           129,415,461.25
     Servicer Fee Rate                                                                         0.500%
     One-twelfth                                                                                1/12
                                                                                     ---------------
     Servicer Fee due current period                                                       53,923.11
     Prior Servicer Fee arrearage                                                                 --
                                                                                     ---------------
     Servicer Fee due                                                                      53,923.11


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
     Indenture Trustee Fee (per Payment Date)                                                 416.67
     Prior Indenture Trustee Fee arrearage                                                        --
                                                                                     ---------------
     Total Indenture Trustee Fee due                                                          416.67

INDENTURE TRUSTEE EXPENSES
     Indenture Trustee Expenses due                                                               --
     Prior Indenture Trustee Expenses arrearage                                                   --
                                                                                     ---------------
     Total Indenture Trustee Expenses due                                                         --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement - current period                        --
     Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                       --
                                                                                     ---------------
     Total Other Amounts Due Servicer under Servicing Agreement                                   --



AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END

     Current                                                  125,887,124.93                   97.60%
     31 - 60 days past due                                      1,700,556.10                    1.32%
     61 - 90 days past due                                        378,539.04                    0.29%
     91+ days past due                                          1,011,427.03                    0.78%
                                                              --------------
                                                              128,977,647.10

GROSS CHARGE OFF

     ADCPB of All Defaulted Contracts                                2,742.04
     Less Recoveries                                                10,211.18
                                                               --------------
     Total Charge Offs for the period                               (7,469.14)

     End of Month ADCPB                                        126,518,645.43
     Gross Charge Off Ratio (Total Charge Offs/ADCPB)                   (0.01)%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED DECEMBER 1, 2000


INTEREST PAYMENTS TO NOTEHOLDERS

                                          Beginning
                     Initial              of Period            Interest                                   Interest
   Class             Balance               Balance               Rate              Interest Due             Paid
-----------       --------------       --------------       --------------        --------------       --------------
    A-1            30,818,212.00                 0.00                5.855%                 0.00                 0.00
    A-2            31,956,385.00        19,488,044.05                6.460%           104,910.64           104,910.64
    A-3            18,823,624.00        18,823,624.00                6.700%           105,098.57           105,098.57
    A-4            61,986,631.00        61,986,631.00                6.980%           360,555.57           360,555.57
                  --------------       --------------       --------------        --------------       --------------
  Class A         143,584,852.00       100,298,299.05                 6.83%           570,564.77           570,564.77
                  --------------       --------------       --------------        --------------       --------------
     B             13,570,520.00        12,377,485.10                7.280%            75,090.08            75,090.08
     C              9,192,933.00         8,384,748.07                8.010%            55,968.19            55,968.19
     D              2,188,793.00         1,996,368.02               10.270%            17,085.58            17,085.58
     E              2,363,897.00         2,156,078.02                7.030%            12,631.02            12,631.02
                  --------------       --------------       --------------        --------------       --------------
Total Notes       170,900,995.00       125,212,978.25                 7.01%           731,339.65           731,339.65
                  --------------       --------------       --------------        --------------       --------------


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                Beginning        (Monthly)       (Reallocated)   (Supplemental)       Total             End             Ending
                of Period        Principal         Principal        Principal       Principal        of Period       Certificate
   Class         Balance           Paid              Paid              Paid           Paid            Balance           Factor
-----------   --------------   --------------   --------------   --------------   --------------   --------------   --------------
    A-1                 0.00             0.00             0.00             0.00             0.00             0.00        0.0000000
    A-2        19,488,044.05     2,375,388.97             0.00        58,411.20     2,433,800.18    17,054,243.87        0.5336725
    A-3        18,823,624.00             0.00             0.00             0.00             0.00    18,823,624.00        1.0000000
    A-4        61,986,631.00             0.00             0.00             0.00             0.00    61,986,631.00        1.0000000
              --------------   --------------   --------------   --------------   --------------   --------------
  Class A     100,298,299.05     2,375,388.97             0.00        58,411.20     2,433,800.18    97,864,498.87
              --------------   --------------   --------------   --------------   --------------   --------------
     B         12,377,485.10       224,503.23             0.00         5,520.57       230,023.80    12,147,461.30        0.8951360
     C          8,384,748.07       152,082.83             0.00         3,739.74       155,822.57     8,228,925.50        0.8951360
     D          1,996,368.02        36,210.20             0.00           890.41        37,100.61     1,959,267.40        0.8951360
     E          2,156,078.02        39,107.01             0.00           961.65        40,068.66     2,116,009.36        0.8951360
              --------------   --------------   --------------   --------------   --------------   --------------
Total Notes   125,212,978.25     2,827,292.24             0.00        69,523.58     2,896,815.82   122,316,162.43
              --------------   --------------   --------------   --------------   --------------   --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED DECEMBER 1, 2000


PRINCIPAL PAYMENT CALCULATION

                              Investor       Investor       Investor                     Supplemental
             (defined)         Monthly     Reallocated    Supplemental       Total        Percentage
               Class          Principal     Principal       Principal      Principal     of Principal
    Class    Percentage        Amount         Amount         Amount          Amount       Allocated
    -----   ------------    ------------   ------------   ------------    ------------   ------------
      A            82.00%   2,375,388.97           0.00      58,411.20    2,433,800.18          84.02%
      B             7.75%     224,503.23           0.00       5,520.57      230,023.80           7.94%
      C             5.25%     152,082.83           0.00       3,739.74      155,822.57           5.38%
      D             1.25%      36,210.20           0.00         890.41       37,100.61           1.28%
      E             1.35%      39,107.01           0.00         961.65       40,068.66           1.38%
            ------------    ------------   ------------   ------------    ------------   ------------
                            2,827,292.24           0.00      69,523.58    2,896,815.82         100.00%
            ------------    ------------   ------------   ------------    ------------   ------------



FLOOR CALCULATION

                  Class           Floor Hit?         Floored
   Class         Floors             (Y/N)          Prin Amount
   -----         ------           ----------      ------------
     A                                                N/A
     B               --               No            224,503.23
     C               --               No            152,082.83
     D               --               No             36,210.20
     E               --               No             39,107.01
                 ------             -----         ------------


(Retained) Certificate Balance      4,202,483.00
Initial OC Percentage                       2.40%

Overcollateralization Balance (prior)             4,202,483.00
Overcollateralization Balance (current)           4,202,483.00
Cumulative Loss Amount                                    0.00
Available Funds+Collection Account-Servicing      5,491,295.83

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED DECEMBER 1, 2000






EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                               Yes/No
                                                                                                               ------

     A) Failure to distribute to the Noteholders all or part of any payment of
     Interest required to be made under the terms of such Notes or the Indenture
     when due; and,                                                                                              No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
     Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class
     A-2 Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity
     Date, the Class B Maturity Date, the Class C Maturity Date, the Class D
     Maturity Date, or the Class E Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2
     Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes,
     Class D Notes, or Class E Notes, as the case may be.                                                        No


EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

     Section                                      Event                                                       Yes/No
    ----------  ------------------------------------------------------------------------                      ------
    6.01(i)     Failure to make payment, deposit, transfer, or delivery required                                 No
    6.01(ii)    Failure to submit Monthly Statement                                                              No
    6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                              No
    6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                    No
    6.01(v)     Servicer files a voluntary petition for bankruptcy                                               No
    6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn
                or dismissed within 60 days                                                                      No
    6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                        No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED DECEMBER 1, 2000


Available Funds                                                                                                      $2,237,395.83
Deposit from Reserve Account                                                                                         $        0.00
                                                                                                                     -------------
Total Available Amount to Note Holders:                                                                              $2,237,395.83

Disbursements from Collection Account: Section 3.05 of the Indenture

(i)         Initial Unpaid Amounts or servicing charges inadvertently deposited in Collection Account                $        0.00
(ii)        Indemnity Payments paid inadvertently deposited in Collection Account                                    $        0.00
(iii)       Aggregate of:
            (a) Unreimbursed Servicer Advances (Other than current Collection Period)                                $   13,023.65
            (b) Servicer Fees from current and prior Collection Period                                               $   76,204.38
(iv)        Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                              $      416.67
(v)         Reimbursable Trustee Expenses: Section 7.07(a)(ii)                                                       $        0.00

(vi)        Class A-1 through A-2 Note Interest on a pari passu basis:
            Class A-1 Note Interest                                                                                  $  432,159.21
            Class A-2 Note Interest                                                                                  $  644,910.00
(vii)       Class B Note Interest                                                                                    $   93,099.33

(viii)      Class A Base Principal Distribution Amount
            Class A-1 Principal Distribution Amount                                                                  $  929,508.07
            Class A-2 Principal Distribution Amount                                                                  $        0.00
(ix)        Class B Base Principal Distribution Amount                                                               $        0.00
(x)         Supplemental Interest Reserve Account addition amount                                                    $   48,074.52
(xi)        Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                            $        0.00
(xii)       Excess to Trust Certificate Holder                                                                       $        0.00

            Reviewed By:


            -----------------------------------------------------------
            E. Roger Gebhart
            Executive Vice President and Treasurer

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED DECEMBER 1, 2000


AVAILABLE FUNDS
     Collection Account balance, as of November 30, 2000                                        362,941.12
     Investment earnings on amounts in Collection Account                                         8,069.13
     Payments due Collection Account from last 3 business days of Collection Period             766,116.18
     Servicer Advance on current Determination Date                                           1,100,269.40
     Additional Contribution for loss on termination                                                  0.00
     Deposit from Reserve Account                                                                     0.00
     Deposit from Letter of Credit Account                                                            0.00
     AVAILABLE FUNDS ON PAYMENT DATE                                                          2,237,395.83

Initial Unpaid Amounts inadvertently deposited in Collection Account                                  0.00
REMAINING AVAILABLE FUNDS                                                                     2,237,395.83

Indemnity Payments paid inadvertently deposited in Collection Account                                 0.00
REMAINING AVAILABLE FUNDS                                                                     2,237,395.83

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                          13,023.65
     Unreimbursed Servicer Advances paid                                                         13,023.65
                                                                                             -------------
     Unreimbursed Servicer Advances remaining unpaid                                                  0.00
REMAINING AVAILABLE FUNDS                                                                     2,224,372.18

SERVICER FEES
     Servicer Fees due                                                                           76,204.38
     Servicer Fees paid                                                                          76,204.38
                                                                                             -------------
     Servicer Fees remaining unpaid                                                                   0.00
REMAINING AVAILABLE FUNDS                                                                     2,148,167.80

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                        0.00
REMAINING AVAILABLE FUNDS                                                                     2,148,167.80

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                      416.67
     Indenture Trustee Fee paid                                                                     416.67
                                                                                             -------------
     Indenture Trustee Fee remaining unpaid                                                           0.00
REMAINING AVAILABLE FUNDS                                                                     2,147,751.13

REIMBURSABLE TRUSTEE EXPENSES PER SECTION 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                             0.00
     Cap on Indenture Trustee Expenses per section 7.07(a)(ii)                                   75,000.00
     Total Indenture Trustee Expenses paid                                                            0.00
                                                                                             -------------
     Indenture Trustee Expenses unpaid                                                                0.00
REMAINING AVAILABLE FUNDS                                                                     2,147,751.13

CLASS A-1 THROUGH A-2 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest due                                                                432,159.21
     Class A-1 Note Interest paid                                                               432,159.21
                                                                                             -------------
     Class A-1 Interest remaining unpaid                                                              0.00
     Class A-2 Note Interest due                                                                644,910.00
     Class A-2 Note Interest paid                                                               644,910.00
                                                                                             -------------
     Class A-2 Interest remaining unpaid                                                              0.00
REMAINING AVAILABLE FUNDS                                                                     1,070,681.92

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED DECEMBER 1, 2000


CLASS B NOTE INTEREST
     Class B Note Interest due                                                                   93,099.33
     Class B Note Interest paid                                                                  93,099.33
                                                                                             -------------
     Class B Note Interest remaining unpaid                                                           0.00
REMAINING AVAILABLE FUNDS                                                                       977,582.59


CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance as of preceding Payment Date                           69,237,791.13
     Class A-1 Base Principal Distribution due                                                  929,508.07
     Class A-1 Base Principal Distribution Amount paid                                          929,508.07
                                                                                             -------------
     Class A-1 Base Principal Distribution remaining unpaid                                           0.00
     Class A-1 Note Principal Balance after distribution on Payment Date                     68,308,283.06

     Class A-2 Note Principal Balance as of preceding Payment Date                           99,600,000.00
     Class A-2 Base Principal Distribution due                                                        0.00
     Class A-2 Base Principal Distribution Amount paid                                                0.00
                                                                                             -------------
     Class A-2 Base Principal Distribution remaining unpaid                                           0.00
     Class A-2 Note Principal Balance after distribution on Payment Date                     99,600,000.00
REMAINING AVAILABLE FUNDS                                                                        48,074.52

CLASS B BASE PRINCIPAL DISTRIBUTION (BEGINNING JUNE 2001)
     Class B Note Principal Balance as of preceding Payment Date                             14,052,729.00
     Class B Base Principal Distribution due                                                          0.00
     Class B Base Principal Distribution paid                                                         0.00
                                                                                             -------------
     Class B Base Principal Distribution remaining unpaid                                             0.00
     Class B Note Principal Balance after distribution on Payment Date                       14,052,729.00
REMAINING AVAILABLE FUNDS                                                                        48,074.52

SUPPLEMENTAL INTEREST RESERVE ACCOUNT
     Supplemental Interest Reserve Account Addition                                              48,074.52
REMAINING AVAILABLE FUNDS                                                                             0.00

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                      0.00
     Remaining Indenture Trustee Expenses paid                                                        0.00
                                                                                             -------------
     Remaining Indenture Trustee Expenses unpaid                                                      0.00
REMAINING AVAILABLE FUNDS                                                                             0.00

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                            0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED DECEMBER 1, 2000


RESERVE ACCOUNT: SECTION 3.04(a)
      Initial Reserve Account Balance                                                           3,615,803.24
      Plus: Earnings for Collection Period per Section 3.04(b)                                     20,297.82
      Less: Withdrawal per Section 3.04(c)                                                                --
      Ending Reserve Account Balance                                                            3,636,101.06


LETTER OF CREDIT ACCOUNT: SECTION 3.08(a)
      Initial Letter of Credit Account Balance                                                            --
      Plus: Earnings for Collection Period                                                                --
      Plus: Additions from draws under Section 3.08(b)                                                    --
      Less: Withdrawal pursuant to Section 3.08(c), To Collection Account                                 --
      Ending Letter of Credit Account Balance                                                             --


SUPPLEMENTAL INTEREST RESERVE ACCOUNT: SECTION 3.09(b)
      Available Amounts for Related Collection Period less: Items 3.05(i) through (ix)             48,074.52
      Supplemental Interest Reserve Account Addition (Up to Supplemental Interest                  48,074.52
      Required Amount)
      Supplemental Interest Reserve Account Distribution to Collection Account                            --


      Supplemental Interest Reserve Required Amount calculation
      Beginning Balance                                                                           383,129.10
      Plus: Additions (Up to 1% of Initial ADCPB)                                                  48,074.52
      Plus: Earnings for Collection Period                                                          1,923.67
      Less: Required Distributions, To Collection Account                                                 --
      Ending Supplemental Interest Reserve Account Balance                                        433,127.29

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED DECEMBER 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                            182,890,520.13
      ADCPB, end of Collection Period                                                  181,961,012.06
                                                                                      ---------------
      Base Principal Amount                                                                929,508.07

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                      765,596.71
      Servicing Advances collected during the current Collection Period                    752,573.06
                                                                                      ---------------
      Unreimbursed Servicing Advances as of current Determination Date                      13,023.65


CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                           182,890,520.13
      Servicer Fee Rate                                                                         0.500%
      One-twelfth                                                                                1/12
                                                                                      ---------------
      Servicer Fee due current period                                                       76,204.38
      Prior Servicer Fee arrearage                                                                 --
                                                                                      ---------------
      Servicer Fee due                                                                      76,204.38


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                 416.67
      Prior Indenture Trustee Fee arrearage                                                      0.00
                                                                                      ---------------
      Total Indenture Trustee Fee due                                                          416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                             0.00
      Prior Indenture Trustee Expenses arrearage                                                 0.00
                                                                                      ---------------
      Total Indenture Trustee Expenses due                                                       0.00

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                      0.00
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                     0.00
                                                                                      ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                 0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED DECEMBER 1, 2000


INTEREST PAYMENTS TO NOTEHOLDERS

                                 Beginning                                                   Total           Total
                 Initial         of Period      Interest       Current       Overdue       Interest         Interest      Interest
   Class         Balance          Balance         Rate       Interest Due    Interest         Due             Paid        Shortfall
-----------   --------------   --------------   --------    --------------   ---------   --------------   --------------  ---------
    A-1        75,000,000.00    69,237,791.13      7.490%       432,159.21        0.00       432,159.21       432,159.21       0.00
    A-2        99,600,000.00    99,600,000.00      7.770%       644,910.00        0.00       644,910.00       644,910.00       0.00
              --------------   --------------   --------    --------------   ---------   --------------   --------------  ---------
  Class A     174,600,000.00   168,837,791.13                 1,077,069.21        0.00     1,077,069.21     1,077,069.21       0.00
              --------------   --------------   --------    --------------   ---------   --------------   --------------  ---------
     B         14,052,729.00    14,052,729.00      7.950%        93,099.33        0.00        93,099.33        93,099.33       0.00
              --------------   --------------   --------    --------------   ---------   --------------   --------------  ---------
Total Notes   188,652,729.00   182,890,520.13                 1,170,168.54        0.00     1,170,168.54     1,170,168.54       0.00
              --------------   --------------   --------    --------------   ---------   --------------   --------------  ---------


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                Beginning         Current                              End            Ending
                of Period        Principal        Principal         of Period      Certificate
   Class         Balance            Due             Paid             Balance          Factor
-----------   --------------   --------------   --------------   --------------   --------------
    A-1        69,237,791.13       929,508.07       929,508.07    68,308,283.06       0.91077711
    A-2        99,600,000.00             0.00             0.00    99,600,000.00       1.00000000
              --------------   --------------   --------------   --------------   --------------
  Class A     168,837,791.13       929,508.07       929,508.07   167,908,283.06
              --------------   --------------   --------------   --------------   --------------
     B         14,052,729.00             0.00             0.00    14,052,729.00       1.00000000
              --------------   --------------   --------------   --------------   --------------
Total Notes   182,890,520.13       929,508.07       929,508.07   181,961,012.06
              --------------   --------------   --------------   --------------   --------------

                                  Beginning                           Base Principal       Principal
              Principal           of Period            Overdue         Distribution         Payment
               Percent             Balance            Principal           Amount             Amount
            --------------      --------------     --------------     --------------     --------------
Class A             100.00%     168,837,791.13               0.00         929,508.07         929,508.07
Class B               0.00%      14,052,729.00               0.00               0.00               0.00
            --------------      --------------     --------------     --------------     --------------



Base Principal Amount:       929,508.07
Gross Charge Off Event?              No
Available Funds less Fees: 2,147,751.13

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED DECEMBER 1, 2000



EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                     Yes/No
                                                                                                     ------

     a) Failure to distribute to the Noteholders all or part of any payment of Interest required to be made under the terms of such Notes or the
     Indenture when due; and,                                                                            No

     b) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
     Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class
     A-2 Maturity Date, the Class B Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2
     Notes, Class B Notes, as the case may be.                                                           No

     c) Failure on the part of the Trust duly to observe or perform in any
     material respect any other Covenants or Agreements.                                                 No

     d) The Trust shall consent to the appointment of a Custodian, Receiver,
     Trustee, or Liquidator, etc.                                                                        No

     e) The Trust shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking reorganization in a proceeding under any
     bankruptcy laws etc.                                                                                No

     f) A petition against the Trust in a proceeding under applicable bank laws or other insolvency laws, as now or hereafter in effect, shall be filled and shall be consented to by the Trust or shall not be stayed, withdrawn,
     or dismissed within 60 days thereafter, etc.                                                        No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT


     Section                                    Event                                                Yes/No
    ---------  -------------------------------------------------------------------------             ------
    6.01(i)    Failure to make payment, deposit, transfer, or delivery required                          No
    6.01(ii)   Failure to submit Monthly Statement                                                       No
    6.01(iii)  Failure to Observe Covenants or Agreements in Transaction Documents                       No
    6.01(iv)   Servicer consents to appointment of custodian, receiver, etc.                             No
    6.01(v)    Servicer files a voluntary petition for bankruptcy                                        No
    6.01(vi)   Petition under bankruptcy laws against Servicer is not stayed, withdrawn
               or dismissed within 60 days                                                               No
    6.01(vii)  Assignment by Servicer to a delegate its rights under Servicing Agreement                 No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED DECEMBER 1, 2000




AGING DELINQUENCY STATISTICS - AS OF COLLECTION PERIOD END
                    Current                                      178,902,412.43                98.32%
                    31 - 60 days past due                          2,709,829.03                 1.49%
                    61 - 90 days past due                            348,770.59                 0.19%
                    91+ days past due                                      0.00                 0.00%
                                                                 --------------
                                                                 181,961,012.06


PUTBACK SUMMARY
                   Defaults for Related Collection Period                                                            0.00
                    Total Defaulted Contracts                                                                1,196,279.67
                   Recoveries from Reserve Account for Current Period                                                0.00
                    Total Recoveries from Reserve Account                                                      972,482.23
                   Net Remaining Defaulted                                                                     223,797.44
                   Recoveries from Source Recourse (Up to Available Source Recourse)                                 0.00
                   Recoveries from Draw on Letter of Credit Account                                                  0.00


10% LIMITED RECOURSE AMOUNT
                   Beginning Amount available under 10% limited recourse                                    19,238,909.32
                   Beginning % available under 10% limited recourse                                                9.4037%
                   Current months buy backs under 10% limited recourse obligation                                    0.00
                   Cumulative amount bought back under 10% limited recourse obligation                       1,147,272.39
                   Cumulative % bought back under 10% limited recourse obligation                                  0.0000%


LETTERS OF CREDIT
                   Beginning Value of the 2 Letters of Credit                                               20,000,000.00
                   Amount of step down in the Letters of Credit                                                      0.00
                   Ending Value of the 2 Letters of Credit                                                  20,000,000.00


LETTER OF CREDIT DRAW EVENTS                                                                                 (NO/YES)
                                                                                                             --------
                   (i) Non Performance of Buy Back Obligation - Deposit full amount of both LOCs (No/Yes):       No

                   (ii) Downgrade by Confirming bank - Deposit full amount of relevant LOC:
                   Northern Trust Company (Downgraded below Aa/AA by Moodys and S&P
                   respectively)                                                                                 No
                   Bank One (Downgraded below Aa/A by Moodys and S&P respectively)                               No

                   (iii) Non-Renewal of Letters of Credit for 364 days by issuing or confirming bank:            No
                         Deposit full amount of relevant LOC:
                   Draw on Letters of Credit?                                                                    No

                   If a draw on the letters of credit, amount deposited in Letter of Credit Account                  0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED DECEMBER 1, 2000


GROSS CHARGE EVENT CALCULATION:                                    Result
                                                                -----------
                   Defaulted Contracts Current Period                     0
                   Total Defaulted Contracts Prior Period         1,196,280
                                                                -----------
                   Total ADCPB of all Defaulted Contracts         1,196,280
                   Total Initial ADCPB                          188,652,729
                                                                -----------
                   % Total Defaulted                                   0.63%
                   Maximum Allowed                                    10.00%

Gross Charge Off Event:                                                  No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED DECEMBER 1, 2000


Available Amount to Note Holders:                                                                      6,093,523.46
Reserve Account balance, beginning                                                                     2,114,952.31

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)        Initial Unpaid Amounts inadvertantly deposited in Collection Account                                  --
(ii)       Indemnity Payments paid inadvertantly deposited in Collection Account                                 --
(iii)      Aggregate of:
           (a) Unreimbursed Servicer Advances                                                             24,807.26
           (b) Servicer Fees from current and prior Collection Period                                     78,065.34
           (c) Servicing Charges inadvertantly deposited in Collection Account                                   --
(iv)       Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                       416.67
(v)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                         --

(vi)       Class A-1 through A-4 Note Interest on a pari passu basis:
           Class A-1 Note Interest                                                                       139,645.78
           Class A-2 Note Interest                                                                       181,357.16
           Class A-3 Note Interest                                                                       320,780.10
           Class A-4 Note Interest                                                                       210,522.36
(vii)      Class B Note Interest                                                                         136,943.16
(viii)     Class C Note Interest                                                                          86,713.05
(ix)       Class D Note Interest                                                                          40,571.84

(x)        Class A Base Principal Distribution Amount
           Class A-1 Principal Distribution Amount                                                     4,749,351.13
           Class A-2 Principal Distribution Amount                                                               --
           Class A-3 Principal Distribution Amount                                                               --
           Class A-4 Principal Distribution Amount                                                               --
(xi)       Class B Base Principal Distribution Amount                                                            --
(xii)      Class C Base Principal Distribution Amount                                                            --
(xiii)     Class D Base Principal Distribution Amount                                                            --
(xv)       Class E Note Interest                                                                          26,428.97
(xvi)      Class E Principal Distribution Amount                                                                 --
(xviii)    Reserve Account Reimbursement/(Withdrawal)                                                          0.00
(xix)      Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                         --
(xx)       Remaining Amount to Residual Holder                                                            97,920.65


Reserve Account balance, ending                                                                        2,114,952.31

Disbursements from Reserve Account:
           Interest earned on Reserve Account to Residual Holder                                          11,279.79

           Reviewed By:



           ------------------------------------------------------
           SANDY B. HO
           EVP & CFO

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 2000


AVAILABLE FUNDS
     Collection Account balance, as of November 30, 2000                                              558,775.49
     Investment earnings on amounts in Collection Account                                              14,177.16
     Payments due Collection Account from last 3 business days of Collection Period                 1,658,622.54
     Additional contribution for terminated trade-ups and rebooked leases                                     --
     Servicer Advance on current Determination Date                                                 3,861,948.27
                                                                                                  --------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                                6,093,523.46
     Reserve Account balance                                                                        2,114,952.31
                                                                                                  --------------
     TOTAL AVAILABLE FUNDS                                                                          8,208,475.77

Initial Unpaid Amounts inadvertantly deposited in Collection Account                                          --
                                                                                                  --------------
REMAINING AVAILABLE FUNDS                                                                           8,208,475.77

Indemnity Payments paid inadvertantly deposited in Collection Account                                         --
                                                                                                  --------------
REMAINING AVAILABLE FUNDS                                                                           8,208,475.77

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                                24,807.26
     Unreimbursed Servicer Advances paid                                                               24,807.26
                                                                                                  --------------
     Unreimbursed Servicer Advances remaining unpaid                                                          --
                                                                                                  --------------
REMAINING AVAILABLE FUNDS                                                                           8,183,668.51

SERVICER FEES
     Servicer Fees due                                                                                 78,065.34
     Servicer Fees paid                                                                                78,065.34
                                                                                                  --------------
     Servicer Fees remaining unpaid                                                                           --
                                                                                                  --------------
REMAINING AVAILABLE FUNDS                                                                           8,105,603.17

SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                                --
                                                                                                  --------------
REMAINING AVAILABLE FUNDS                                                                           8,105,603.17

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                            416.67
     Indenture Trustee Fee paid                                                                           416.67
                                                                                                  --------------
     Indenture Trustee Fee remaining unpaid                                                                   --
                                                                                                  --------------
REMAINING AVAILABLE FUNDS                                                                           8,105,186.50

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                                     --
     Cap on Indenture Trustee Expenses per 7.07(a)(ii)                                                 75,000.00
                                                                                                  --------------
     Total Indenture Trustee Expenses paid                                                                    --
                                                                                                  --------------
     Indenture Trustee Expenses unpaid                                                                        --
REMAINING AVAILABLE FUNDS                                                                           8,105,186.50

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 2000


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                          139,645.78
     Class A-2 Note Interest                                                                          181,357.16
     Class A-3 Note Interest                                                                          320,780.10
     Class A-4 Note Interest                                                                          210,522.36
     Total Class A Interest due                                                                       852,305.39
                                                                                                  --------------
REMAINING AVAILABLE FUNDS                                                                           7,252,881.11

CLASS B NOTE INTEREST
     Class B Note Interest due                                                                        136,943.16
     Class B Note Interest paid                                                                       136,943.16
                                                                                                  --------------
     Class B Note Interest remaining unpaid                                                                   --
                                                                                                  --------------
REMAINING AVAILABLE FUNDS                                                                           7,115,937.95

CLASS C NOTE INTEREST
     Class C Note Interest due                                                                         86,713.05
     Class C Note Interest paid                                                                        86,713.05
                                                                                                  --------------
     Class C Note Interest remaining unpaid                                                                   --
                                                                                                  --------------
REMAINING AVAILABLE FUNDS                                                                           7,029,224.90

CLASS D NOTE INTEREST
     Class D Note Interest due                                                                         40,571.84
     Class D Note Interest paid                                                                        40,571.84
                                                                                                  --------------
     Class D Note Interest remaining unpaid                                                                   --
                                                                                                  --------------
REMAINING AVAILABLE FUNDS                                                                           6,988,653.06

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                                 4,640,116.05
     Class A Note Principal Balance as of preceding Payment Date                                  140,299,124.84
                                                                                                  --------------
     Class A Base Principal Distribution Amount paid                                                4,640,116.05
                                                                                                  --------------
     Class A Base Principal Distribution Amount remaining unpaid                                              --
     Class A-1 Note Principal Balance as of preceding Payment Date                                 25,880,204.84
     Class A-1 Base Principal Distribution Amount paid                                              4,640,116.05
                                                                                                  --------------
     Class A-1 Note Principal Balance after distribution                                           21,240,088.79
                                                                                                  --------------
     Remaining Class A Base Principal Distribution Amount                                                     --
                                                                                                  --------------
     Class A-2 Note Principal Balance as of preceding Payment Date                                 29,609,332.00
     Class A-2 Base Principal Distribution Amount paid                                                        --
                                                                                                  --------------
     Class A-2 Note Principal Balance after distribution                                           29,609,332.00
     Remaining Class A Base Principal Distribution Amount                                                     --
                                                                                                  --------------
     Class A-3 Note Principal Balance as of preceding Payment Date                                 51,393,341.00
     Class A-3 Base Principal Distribution Amount paid                                                        --
                                                                                                  --------------
     Class A-3 Note Principal Balance after distribution                                           51,393,341.00
     Remaining Class A Base Principal Distribution Amount                                                     --
                                                                                                  --------------
     Class A-4 Note Principal Balance as of preceding Payment Date                                 33,416,247.00
     Class A-4 Base Principal Distribution Amount paid                                                        --
                                                                                                  --------------
     Class A-4 Note Principal Balance after distribution                                           33,416,247.00
REMAINING AVAILABLE FUNDS                                                                           2,348,537.01

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 2000


CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date                                   21,149,523.00
     Class B Base Principal Distribution due                                                                  --
     Class B Base Principal Distribution paid                                                                 --
                                                                                                  --------------
     Class B Base Principal Distribution remaining unpaid                                                     --
     Class B Note Principal Balance after distribution on Payment Date                             21,149,523.00
REMAINING AVAILABLE FUNDS                                                                           2,348,537.01

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date                                   12,689,714.00
     Class C Base Principal Distribution due                                                                  --
     Class C Base Principal Distribution paid                                                                 --
                                                                                                  --------------
     Class C Base Principal Distribution remaining unpaid                                                     --
     Class C Note Principal Balance after distribution on Payment Date                             12,689,714.00
REMAINING AVAILABLE FUNDS                                                                           2,348,537.01

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date                                    4,229,905.00
     Class D Base Principal Distribution due                                                                  --
     Class D Base Principal Distribution paid                                                                 --
                                                                                                  --------------
     Class D Base Principal Distribution remaining unpaid                                                     --
     Class D Note Principal Balance after distribution on Payment Date                              4,229,905.00
REMAINING AVAILABLE FUNDS                                                                           2,348,537.01

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                                         21,240,088.79
     Class A-1 Reallocated Principal Distribution                                                             --
                                                                                                  --------------
     Class A-1 Note Principal Balance after Reallocation                                           21,240,088.79
Remaining Available Funds                                                                           2,348,537.01
                                                                                                  --------------
     Class A-2 Note Principal Balance after Base Principal                                         29,609,332.00
     Class A-2 Reallocated Principal Distribution                                                             --
                                                                                                  --------------
     Class A-2 Note Principal Balance after Reallocation                                           29,609,332.00
Remaining Available Funds                                                                           2,348,537.01
                                                                                                  --------------
     Class A-3 Note Principal Balance after Base Principal                                         51,393,341.00
     Class A-3 Reallocated Principal Distribution                                                             --
                                                                                                  --------------
     Class A-3 Note Principal Balance after Reallocation                                           51,393,341.00
Remaining Available Funds                                                                           2,348,537.01
                                                                                                  --------------
     Class A-4 Note Principal Balance after Base Principal                                         33,416,247.00
     Class A-4 Reallocated Principal Distribution                                                             --
                                                                                                  --------------
     Class A-4 Note Principal Balance after Reallocation                                           33,416,247.00
REMAINING AVAILABLE FUNDS                                                                           2,348,537.01

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                                           21,149,523.00
     Class B Reallocated Principal Distribution paid                                                          --
                                                                                                  --------------
     Class B Note Principal Balance after Reallocation                                             21,149,523.00
REMAINING AVAILABLE FUNDS                                                                           2,348,537.01

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 2000


CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                                           12,689,714.00
     Class C Reallocated Principal Distribution paid                                                          --
                                                                                                  --------------
     Class C Note Principal Balance after Reallocation                                             12,689,714.00
REMAINING AVAILABLE FUNDS                                                                           2,348,537.01

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                                            4,229,905.00
     Class D Reallocated Principal Distribution paid                                                          --
     Class D Note Principal Balance after Reallocation                                              4,229,905.00
REMAINING AVAILABLE FUNDS                                                                           2,348,537.01

CLASS E NOTE INTEREST
     Class E Note Interest due                                                                         26,428.97
     Class E Note Interest paid                                                                        26,428.97
                                                                                                  --------------
     Class E Note Interest remaining unpaid                                                                   --
                                                                                                  --------------
REMAINING AVAILABLE FUNDS                                                                           2,322,108.04

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date                                    4,124,157.00
     Class E Base Principal Distribution due                                                                  --
     Class E Base Principal Distribution paid                                                                 --
                                                                                                  --------------
     Class E Base Principal Distribution remaining unpaid                                                     --
     Class E Note Principal Balance after distribution on Payment Date                              4,124,157.00
REMAINING AVAILABLE FUNDS                                                                           2,322,108.04

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                                            4,124,157.00
     Class E Reallocated Principal Distribution paid                                                          --
     Class E Note Principal Balance after Reallocation                                              4,124,157.00
REMAINING AVAILABLE FUNDS                                                                           2,322,108.04

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal                                  21,240,088.79
     Class A-1 Supplemental Principal Distribution                                                    109,235.08
                                                                                                  --------------
     Class A-1 Note Principal Balance after Supplemental                                           21,130,853.71
Remaining Available Funds                                                                           2,212,872.96
                                                                                                  --------------
     Class A-2 Note Principal Balance after Reallocated Principal                                  29,609,332.00
     Class A-2 Supplemental Principal Distribution                                                            --
                                                                                                  --------------
     Class A-2 Note Principal Balance after Supplemental                                           29,609,332.00
Remaining Available Funds                                                                           2,212,872.96
                                                                                                  --------------
     Class A-3 Note Principal Balance after Reallocated Principal                                  51,393,341.00
     Class A-3 Supplemental Principal Distribution                                                            --
                                                                                                  --------------
     Class A-3 Note Principal Balance after Supplemental                                           51,393,341.00
Remaining Available Funds                                                                           2,212,872.96
                                                                                                  --------------
     Class A-4 Note Principal Balance after Reallocated Principal                                  33,416,247.00
     Class A-4 Supplemental Principal Distribution                                                            --
                                                                                                  --------------
     Class A-4 Note Principal Balance after Supplemental                                           33,416,247.00
REMAINING AVAILABLE FUNDS                                                                           2,212,872.96

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 2000


CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal                                    21,149,523.00
     Class B Supplemental Principal Distribution paid                                                         --
                                                                                                  --------------
     Class B Note Principal Balance after Supplemental                                             21,149,523.00
REMAINING AVAILABLE FUNDS                                                                           2,212,872.96

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal                                    12,689,714.00
     Class C Supplemental Principal Distribution paid                                                         --
                                                                                                  --------------
     Class C Note Principal Balance after Supplemental                                             12,689,714.00
REMAINING AVAILABLE FUNDS                                                                           2,212,872.96

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal                                     4,229,905.00
     Class D Supplemental Principal Distribution paid                                                         --
                                                                                                  --------------
     Class D Note Principal Balance after Supplemental                                              4,229,905.00
REMAINING AVAILABLE FUNDS                                                                           2,212,872.96

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal                                     4,124,157.00
     Class E Supplemental Principal Distribution paid                                                         --
                                                                                                  --------------
     Class E Note Principal Balance after Supplemental                                              4,124,157.00
REMAINING AVAILABLE FUNDS                                                                           2,212,872.96

RESERVE FUND
     Required Reserve Fund Amount                                                                   2,114,952.31
     Reserve Account Balance, Ending                                                                2,114,952.31
     Reserve Account Deposit/(Withdrawal)                                                                   0.00
                                                                                                  --------------
REMAINING AVAILABLE FUNDS                                                                              97,920.65

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(A)(II)
     Indenture Trustee Expenses unpaid per above                                                              --
     Remaining Indenture Trustee Expenses paid                                                                --
                                                                                                  --------------
     Remaining Indenture Trustee Expenses unpaid                                                              --
REMAINING AVAILABLE FUNDS                                                                              97,920.65

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                             97,920.65

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED DECEMBER 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
     ADCPB, beginning of Collection Period                                                                       187,356,813.98
     ADCPB, end of Collection Period                                                                             182,607,462.86
                                                                                                                ---------------
     Base Principal Amount                                                                                         4,749,351.13

UNREIMBURSED SERVICING ADVANCES
     Unreimbursed Servicing Advances from previous Collection Period                                               3,394,385.41
     Servicing Advances collected during the current Collection Period                                             3,369,578.15
                                                                                                                ---------------
     Unreimbursed Servicing Advances as of current Determination Date                                                 24,807.26


CALCULATION OF SERVICER FEE
     ADCPB as of the prior Calculation Date                                                                      187,356,813.98
     Servicer Fee Rate                                                                                                    0.500%
     One-twelfth                                                                                                           1/12
                                                                                                                ---------------
     Servicer Fee due current period                                                                                  78,065.34
     Prior Servicer Fee arrearage                                                                                            --
                                                                                                                ---------------
     Servicer Fee due                                                                                                 78,065.34

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
     Indenture Trustee Fee (per Payment Date)                                                                            416.67
     Prior Indenture Trustee Fee arrearage                                                                                   --
                                                                                                                ---------------
     Total Indenture Trustee Fee due                                                                                     416.67

INDENTURE TRUSTEE EXPENSES
     Indenture Trustee Expenses due                                                                                          --
     Prior Indenture Trustee Expenses arrearage                                                                              --
                                                                                                                ---------------
     Total Indenture Trustee Expenses due                                                                                    --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement - current period                                                   --
     Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                                                  --
                                                                                                                ---------------
     Total Other Amounts Due Servicer under Servicing Agreement                                                              --


AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END
     Current                                                                          181,522,854.02                       97.49%
     31 - 60 days past due                                                              2,280,222.60                        1.22%
     61 - 90 days past due                                                              1,087,248.36                        0.58%
     91+ days past due                                                                  1,302,071.26                        0.70%
                                                                                     ---------------
                                                                                      186,192,396.25

GROSS CHARGE OFF
     ADCPB of All Defaulted Contracts                                                                                145,865.40
     Less Recoveries                                                                                                 157,971.99
                                                                                                                ---------------
     Total Charge Offs for the period                                                                                (12,106.59)

     End of Month ADCPB                                                                                          182,607,462.86
     Gross Charge Off Ratio (Total Charge Offs/ADCPB)                                                                     (0.01)%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED DECEMBER 1, 2000


INTEREST PAYMENTS TO NOTEHOLDERS

                                     Beginning
                   Initial           of Period           Interest                               Interest
   Class           Balance            Balance              Rate            Interest Due           Paid
-----------     --------------     --------------     --------------      --------------     --------------
    A-1          50,018,622.00      25,880,204.84              6.938%         139,645.78         139,645.78
    A-2          29,609,332.00      29,609,332.00              7.350%         181,357.16         181,357.16
    A-3          51,393,341.00      51,393,341.00              7.490%         320,780.10         320,780.10
    A-4          33,416,247.00      33,416,247.00              7.560%         210,522.36         210,522.36
                --------------     --------------     --------------      --------------     --------------
  Class A       164,437,542.00     140,299,124.84               7.38%         852,305.39         852,305.39
                --------------     --------------     --------------      --------------     --------------
     B           21,149,523.00      21,149,523.00              7.770%         136,943.16         136,943.16
     C           12,689,714.00      12,689,714.00              8.200%          86,713.05          86,713.05
     D            4,229,905.00       4,229,905.00             11.510%          40,571.84          40,571.84
     E            4,124,157.00       4,124,157.00              7.690%          26,428.97          26,428.97
                --------------     --------------     --------------      --------------     --------------
Total Notes     206,630,841.00     182,492,423.84               7.58%       1,142,962.41       1,142,962.41
                --------------     --------------     --------------      --------------     --------------


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                Beginning        (Monthly)       (Reallocated)   (Supplemental)       Total             End             Ending
                of Period        Principal         Principal        Principal        Principal       of Period       Certificate
   Class         Balance           Paid              Paid             Paid             Paid           Balance           Factor
-----------   --------------   --------------   --------------   --------------   --------------   --------------   --------------
    A-1        25,880,204.84     4,640,116.05             0.00       109,235.08     4,749,351.13    21,130,853.71        0.4224597
    A-2        29,609,332.00             0.00             0.00             0.00             0.00    29,609,332.00        1.0000000
    A-3        51,393,341.00             0.00             0.00             0.00             0.00    51,393,341.00        1.0000000
    A-4        33,416,247.00             0.00             0.00             0.00             0.00    33,416,247.00        1.0000000
              --------------   --------------   --------------   --------------   --------------   --------------
  Class A     140,299,124.84     4,640,116.05             0.00       109,235.08     4,749,351.13   135,549,773.71
              --------------   --------------   --------------   --------------   --------------   --------------
     B         21,149,523.00             0.00             0.00             0.00             0.00    21,149,523.00        1.0000000
     C         12,689,714.00             0.00             0.00             0.00             0.00    12,689,714.00        1.0000000
     D          4,229,905.00             0.00             0.00             0.00             0.00     4,229,905.00        1.0000000
     E          4,124,157.00             0.00             0.00             0.00             0.00     4,124,157.00        1.0000000
              --------------   --------------   --------------   --------------   --------------   --------------
Total Notes   182,492,423.84     4,640,116.05             0.00       109,235.08     4,749,351.13   177,743,072.71
              --------------   --------------   --------------   --------------   --------------   --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED DECEMBER 1, 2000


PRINCIPAL PAYMENT CALCULATION

                                  Investor         Investor         Investor                         Supplemental
               (defined)           Monthly        Reallocated     Supplemental         Total          Percentage
                 Class            Principal        Principal        Principal        Principal       of Principal
    Class      Percentage          Amount           Amount           Amount            Amount          Allocated
    -----     ------------      ------------     ------------     ------------      ------------     ------------
      A              77.75%     4,640,116.05             0.00       109,235.08      4,749,351.13            79.58%
      B              10.00%             0.00             0.00             0.00              0.00            10.24%
      C               6.00%             0.00             0.00             0.00              0.00             6.14%
      D               2.00%             0.00             0.00             0.00              0.00             2.05%
      E               1.95%             0.00             0.00             0.00              0.00             2.00%
              ------------      ------------     ------------     ------------      ------------     ------------
                                4,640,116.05             0.00       109,235.08      4,749,351.13           100.00%
              ------------      ------------     ------------     ------------      ------------     ------------



FLOOR CALCULATION

                   Class          Floor Hit?        Floored
   Class          Floors            (Y/N)         Prin Amount
   -----          ------          ----------      -----------
     A                                                N/A
     B                --              No               --
     C                --              No               --
     D                --              No               --
     E                --              No               --
                  ------          ----------      -----------


(Retained) Certificate Balance                     4,864,390.14
Initial OC Percentage                                      2.30%

Overcollateralization Balance (prior)                                      4,864,390.14
Overcollateralization Balance (current)                                    4,864,390.14
Cumulative Loss Amount                                                             0.00
Available Funds+Collection Account-Servicing                               8,105,186.50

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED DECEMBER 1, 2000






EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                                   Yes/No
                                                                                                                   ------

     A) Failure to distribute to the Noteholders all or part of any payment of
     Interest required to be made under the terms of such Notes or the Indenture
     when due; and,                                                                                                  No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Ouststanding Notes as of such
     Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class
     A-2 Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity
     Date, the Class B Maturity Date, the Class C Maturity Date, the Class D
     Maturity Date, or the Class E Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2
     Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes,
     Class D Notes, or Class E Notes, as the case may be.                                                            No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

      Section                                       Event                                                          Yes/No
     ---------   ---------------------------------------------------------------------------                       ------
     6.01(i)     Failure to make payment, deposit, transfer, or delivery required                                    No
     6.01(ii)    Failure to submit Monthly Statement                                                                 No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                                 No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                       No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                                  No
     6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn
                 or dismissed within 60 days                                                                         No
     6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                           No